Exhibit 99.1

American National Group Inc.
June 30, 2025
Financial Supplement

Financial Summary (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	QoQ	YoY	2025	2024	YTD
Income
GAAP net income (loss)	$141	$(236)	$638	$(299)	$244	160%	(42)%	$(95)	$357	(127)%
Distributable operating earnings (a)	311	392	424	360	253	(21)%	23%	703	452	56%

Balance Sheet
Total assets	$126,345	$123,434	$121,221	$123,659	$118,618	2%	7%	$126,345	$118,618	7%
Total liabilities	116,128	113,389	111,193	113,677	109,361	2%	6%	116,128	109,361	6%
Total equity	10,217	10,045	10,028	9,982	9,257	2%	10%	10,217	9,257	10%
Total common stockholders' equity (a)	9,494	9,374	9,265	9,132	8,385	1%	13%	9,494	8,385	13%
Total adjusted common stockholders' equity (a)	9,965	9,684	9,360	8,624	8,120	3%	23%	9,965	8,120	23%

Twelve Months Ended June 30, 2025
Annuity investment spread	1.9%

Note: “NM” represents changes that are not meaningful.

(a)	See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 21.

1

GAAP Balance Sheet (Dollars in millions)

	Historical Data		Percentage Change
	June 30, 2025	December 31, 2024	YTD
Assets
Investments:
Available-for-sale fixed maturity securities, at fair value	$48,931	$47,292	3%
Equity securities, at fair value	1,238	1,142	8%
Mortgage loans on real estate, at amortized cost	11,254	12,117	(7)%
Other invested assets	23,425	20,204	16%
Total investments	84,848	80,755	5%

Cash and cash equivalents	12,104	11,330	7%
Accrued investment income	735	761	(3)%
Deferred policy acquisition costs, deferred sales inducements and value of business acquired	11,051	10,631	4%
Reinsurance recoverables and deposit assets	9,835	10,055	(2)%
Intangible assets	1,557	1,545	1%
Other assets	4,893	4,801	2%
Separate account assets	1,322	1,343	(2)%
Total assets	$126,345	$121,221	4%

Liabilities
Future policy benefits	$10,029	$9,170	9%
Policyholders' account balances	86,934	83,079	5%
Policy and contract claims	1,910	1,867	2%
Market risk benefits	4,227	3,655	16%
Unearned premium reserve	869	1,044	(17)%
Long term borrowings	2,953	2,957	—%
Funds withheld for reinsurance liabilities	3,171	3,321	(5)%
Other liabilities	4,713	4,757	(1)%
Separate account liabilities	1,322	1,343	(2)%
Total liabilities	116,128	111,193	4%

Equity
Preferred stock	588	685	(14)%
Additional paid-in capital	7,547	7,569	—%
Accumulated other comprehensive income (loss), net of taxes	664	340	95%
Retained earnings	1,283	1,356	(5)%
Non-controlling interests	135	78	73%
Total equity	10,217	10,028	2%
Total liabilities and equity	$126,345	$121,221	4%

2

GAAP Income Statement (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	QoQ	YoY	2025	2024	YTD
Revenues
Premiums	$752	$889	$2,482	$888	$1,005	(15)%	(25)%	$1,641	$2,149	(24)%
Other policy revenue	172	149	153	208	184	15%	(7)%	321	296	8%
Net investment income	1,160	1,275	1,232	1,024	924	(9)%	26%	2,435	1,372	77%
Investment related gains (losses)	73	(4)	(186)	(128)	2	NM	NM	69	(32)	316%
Other income	29	30	33	12	—	(3)%	100%	59	—	100%
Total revenue	2,186	2,339	3,714	2,004	2,115	(7)%	3%	4,525	3,785	20%

Benefits and Expenses
Policyholder benefits and claims incurred	828	888	2,399	846	1,030	(7)%	(20)%	1,716	2,116	(19)%
Interest sensitive contract benefits	485	512	677	523	390	(5)%	24%	997	545	83%
Amortization of DAC, DSI and VOBA	332	318	290	289	199	4%	67%	650	360	81%
Change in FV of insurance-related derivatives and embedded derivatives	131	199	(440)	344	21	(34)%	524%	330	2	NM
Change in fair value of market risk benefits	(47)	361	(295)	134	139	(113)%	(134)%	314	158	99%
Total benefits	1,729	2,278	2,631	2,136	1,779	(24)%	(3)%	4,007	3,181	26%
Operating expenses	216	275	214	228	335	(21)%	(36)%	491	438	12%
Interest expense	49	44	51	49	43	11%	14%	93	65	43%
Total benefits and expenses	1,994	2,597	2,896	2,413	2,157	(23)%	(8)%	4,591	3,684	25%
Income tax expense (benefit)	38	(55)	167	(77)	(289)	169%	113%	(17)	(260)	93%
Net income (loss)	154	(203)	651	(332)	247	176%	(38)%	(49)	361	(114)%
Less: Net income (loss) attributable to noncontrolling assets	2	3	2	(44)	(8)	(33)%	125%	5	(7)	171%
Net income (loss) attributable to American National Group Inc. stockholders	152	(206)	649	(288)	255	174%	(40)%	(54)	368	(115)%
Less: Preferred stock dividends and redemption (a)	11	30	11	11	11	(63)%	—%	41	11	273%
Net income (loss) attributable to American National Group Inc. common stockholder	$141	$(236)	$638	$(299)	$244	160%	(42)%	$(95)	$357	(127)%

(a)	Preferred stock dividends and redemption for Q1 2025 includes a non-recurring $19 million impact related to the redemption of the Series A preferred stock.

3

Distributable Operating Earnings Reconciliation (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	QoQ	YoY	2025	2024	YTD
Net income (loss)	$141	$(236)	$638	$(299)	$244	160%	(42)%	$(95)	$357	(127)%
Net investment gains (losses), including reinsurance funds withheld	121	104	965	(128)	(361)	16%	134%	225	(365)	162%
Mark-to-market on insurance contracts and other net assets	36	582	(1,300)	835	577	(94)%	(94)%	618	632	(2)%
Deferred income tax expense (recovery)	(30)	(142)	68	(105)	(355)	79%	92%	(172)	(327)	47%
Depreciation	38	52	28	25	17	(27)%	124%	90	23	291%
Transaction costs	5	32	25	32	131	(84)%	(96)%	37	132	(72)%
Distributable operating earnings (a)	$311	$392	$424	$360	$253	(21)%	23%	$703	$452	56%

Pre-Tax Distributable Operating Earnings by Segment
Annuity	$372	$407	$346	$404	$291	(9)%	28%	$779	$396	97%
Property & casualty (P&C)	(4)	64	81	27	(10)	(106)%	60%	60	39	54%
Life	40	32	41	52	56	25%	(29)%	72	113	(36)%
Pre-tax segment distributable operating earnings (a)	408	503	468	483	337	(19)%	21%	911	548	66%
Corporate and other DOE	(29)	(24)	(40)	(51)	(27)	(21)%	(7)%	(53)	(13)	(308)%
Tax expense	(68)	(87)	(4)	(72)	(57)	22%	(19)%	(155)	(83)	(87)%
Distributable operating earnings	$311	$392	$424	$360	$253	(21)%	23%	$703	$452	56%

(a)	See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 21.

4

Adjusted Equity Reconciliation (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	QoQ	YoY	2025	2024	YTD
Total equity	$10,217	$10,045	$10,028	$9,982	$9,257	2%	10%	$10,217	$9,257	10%
Non-controlling interests	(135)	(83)	(78)	(165)	(187)	(63)%	28%	(135)	(187)	28%
Equity available to preferred stockholders	(588)	(588)	(685)	(685)	(685)	—%	14%	(588)	(685)	14%
Total common stockholders' equity (a)	9,494	9,374	9,265	9,132	8,385	1%	13%	9,494	8,385	13%
Accumulated other comprehensive income (AOCI)	(664)	(670)	(340)	(1,481)	(445)	1%	(49)%	(664)	(445)	(49)%
Accumulated impact of mark-to-market losses (gains) on derivatives and insurance contracts	1,135	980	435	973	180	16%	531%	1,135	180	531%
Total adjusted common stockholders' equity (a)	$9,965	$9,684	$9,360	$8,624	$8,120	3%	23%	$9,965	$8,120	23%

(a)	See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 21.

5

Invested Assets (Dollars in millions)

	June 30, 2025			December 31, 2024
	GAAP Carrying Value	Book Value	Unrealized Gain/(Loss)	GAAP Carrying Value	Book Value	Unrealized Gain/(Loss)
Invested Assets
Investments:
U.S. treasury and government	$93	$93	$—	$86	$87	$(1)
U.S. states and political subdivisions	3,091	3,063	28	3,182	3,174	8
Foreign governments	1,316	1,313	3	1,539	1,566	(27)
Corporate debt securities	32,948	32,488	460	30,918	30,869	49
Residential mortgage-backed securities	713	683	30	854	836	18
Commercial mortgage-backed securities	3,155	3,092	63	2,687	2,646	41
Collateralized debt securities	4,728	4,702	26	5,067	5,023	44
Total fixed maturity, available-for-sale	46,044	45,434	610	44,333	44,201	132

Equity securities:
Common and preferred stock	1,220	1,123	97	1,120	1,176	(56)
Private equity and other	—	—	—	4	4	—
Total equity securities	1,220	1,123	97	1,124	1,180	(56)

Other investments:
Mortgage loans on real estate, net of allowance	11,191	11,191	—	12,055	12,055	—
Private loans, net of allowance	8,053	8,053	—	5,653	5,653	—
Real estate and real estate partnerships	5,944	5,944	—	4,992	4,992	—
Investments funds	3,038	3,038	—	3,015	3,015	—
Policy loans	257	257	—	274	274	—
Short-term investments	4,067	4,067	—	4,176	4,176	—
Other invested assets	1,999	1,999	—	2,014	2,014	—
Total investments, net of coinsurance funds withheld investments	81,813	81,106	707	77,636	77,560	76
Coinsurance funds withheld investments (a)	3,035	2,974	61	3,119	3,086	33
Total investments	$84,848	$84,080	$768	$80,755	$80,646	$109

(a)	Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.

6

Credit Quality of Investments (Dollars in millions)

	June 30, 2025		December 31, 2024
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Assets with NAIC Designation
Fixed maturities, available-for-sale, at fair value:
1	$26,064	31%	$25,699	32%
2	18,337	23%	16,521	21%
3	1,107	1%	1,473	2%
4	332	—%	329	—%
5	76	—%	117	—%
6	6	—%	2	—%
Total fixed maturities, available-for-sale	45,922	55%	44,141	55%

Assets without NAIC Designation
Fixed maturities, at fair value	122	—%	192	—%
Equity securities, at fair value	1,220	1%	1,124	1%
Mortgage loans	11,191	13%	12,055	15%
Private Loans	8,053	9%	5,653	7%
Real estate and real estate partnerships	5,944	7%	4,992	6%
Investment funds	3,038	4%	3,015	4%
Policy loans	257	—%	274	—%
Short-term investments	4,067	5%	4,176	5%
Other invested assets	1,999	2%	2,014	3%
	35,891	41%	33,495	41%
Total investments, net of coinsurance funds withheld investments	81,813	96%	77,636	96%
Coinsurance funds withheld investments (a)	3,035	4%	3,119	4%
Total investments	$84,848	100%	$80,755	100%

(a)	Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.

7

Credit Quality of Investments - Detail (Dollars in millions)

	June 30, 2025		December 31, 2024
	GAAP		GAAP
	Carrying Value	% of GAAP Carrying Value	Carrying Value	% of GAAP Carrying Value
Available-for-sale:
U.S. treasury and government (a)	$93	—%	$86	—%
U.S. states and political subdivisions (a)	3,091	6%	3,182	7%
Foreign governments (a)	1,316	3%	1,539	3%
Corporate debt securities	32,948	68%	30,918	65%
Residential mortgage-backed securities	713	1%	854	2%
Commercial mortgage-backed securities	3,155	6%	2,687	6%
Collateralized debt securities	4,728	10%	5,067	11%
Total fixed maturities, available-for-sale, net of coinsurance funds withheld investments	46,044	94%	44,333	94%
Coinsurance funds withheld investments (b)	2,887	6%	2,959	6%
Total fixed maturities, available-for-sale	$48,931	100%	$47,292	100%

Corporate debt securities
NAIC designation
1	$15,729	48%	$14,708	48%
2	16,206	49%	14,707	48%
3	723	2%	1,051	3%
4	222	1%	260	1%
5	1	—%	62	—%
6	—	—%	—	—%
Total U.S. corporate debt securities (c)	$32,881	100%	$30,788	100%

Residential mortgage-backed securities
NAIC designation
1	$698	98%	$806	95%
2	1	—%	7	1%
3	3	1%	27	3%
4	9	1%	11	1%
5	1	—%	2	—%
6	1	—%	1	—%
Total Residential mortgage-backed securities	$713	100%	$854	100%
Commercial mortgage-backed securities
NAIC designation
1	$2,654	85%	$2,339	89%
2	288	9%	184	7%
3	106	4%	37	2%
4	29	1%	34	1%
5	30	1%	30	1%
6	11	—%	1	—%
Total Commercial mortgage-backed securities (d)	$3,118	100%	$2,625	100%

8

Credit Quality of Investments - Detail (Dollars in millions)

	June 30, 2025		December 31, 2024
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Collateralized debt securities
NAIC designation
1	$2,911	62%	$3,417	68%
2	1,476	32%	1,306	26%
3	242	5%	324	6%
4	68	1%	19	—%
5	14	—%	1	—%
6	—	—%	—	—%
Total Collateralized debt securities (e)	$4,711	100%	$5,067	100%

(a)	Over 95% of available-for-sale fixed maturity U.S. treasury and government, U.S. states and political subdivisions, and foreign governments securities are rated NAIC 1 or 2.

(b)	Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.

(c)	Excludes securities that are not rated with a carrying value of $40 million at June 30, 2025 and $102 million at December 31, 2024. Also excludes $27 million of investments in variable interest entities not directly held by American National Group Inc. at June 30, 2025 and $28 million at December 31, 2024.

(d)	Excludes securities that are not rated with a carrying value of $15 million at June 30, 2025 and $39 million at December 31, 2024. Also excludes $22 million of investments in variable interest entities not directly held by American National Group Inc. at June 30, 2025 and $23 million at December 31, 2024.

(e)	Excludes securities that are not rated with a carrying value of $17 million June 30, 2025.

9

Mortgage Loans (Dollars in millions)

	June 30, 2025		December 31, 2024
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Commercial Mortgage Loans
Agricultural	$446	5%	$447	5%
Apartment	2,211	25%	2,276	24%
Hotel	1,024	12%	1,246	13%
Industrial	1,670	19%	1,846	19%
Office	1,329	15%	1,425	15%
Parking	251	3%	326	3%
Retail	1,473	16%	1,572	16%
Storage	152	2%	176	2%
Other	207	2%	200	2%
Total commercial mortgage loans, net of coinsurance funds withheld investments	8,764	99%	9,514	99%
Coinsurance funds withheld investments (a)	63	1%	62	1%
Total commercial mortgage loans (b)	$8,827	100%	$9,576	100%

Non-performing commercial mortgage loans
Total non-performing commercial mortgage loans	$100	1%	$117	1%

(a)	Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.

(b)	Total commercial mortgage loans excludes the allowance for credit losses of $125 million and $146 million at June 30, 2025 and December 31, 2024, respectively.

10

Mortgage Loans - Exposure (Dollars in millions)

	June 30, 2025		December 31, 2024
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Commercial Mortgage Loans - Exposure by LTV
0-50%	$2,858	33%	$3,297	35%
50-60%	2,897	34%	3,055	33%
60-70%	1,964	23%	2,654	28%
70%+	735	9%	314	3%
Total commercial mortgage loans, net of coinsurance funds withheld investments	8,454	99%	9,320	99%
Coinsurance funds withheld investments (a)	63	1%	62	1%
Total commercial mortgage loans (b) (c)	$8,517	100%	$9,382	100%

Average LTV	49%		49%

	June 30, 2025		December 31, 2024
	GAAP Carrying Value	% of GAAP Carrying Value	GAAP Carrying Value	% of GAAP Carrying Value
Commercial Mortgage Loans - Exposure by CM Rating
CM1	$3,515	41%	$3,777	40%
CM2	2,850	33%	3,176	34%
CM3	1,773	21%	2,047	22%
CM4	146	2%	186	2%
CM5	—	—%	84	1%
CM6	55	1%	49	—%
CM7	115	1%	1	—%
Total commercial mortgage loans, net of coinsurance funds withheld investments	8,454	99%	9,320	99%
Coinsurance funds withheld investments (a)	63	1%	62	1%
Total commercial mortgage loans (b) (c)	$8,517	100%	$9,382	100%

Median CM Rating	CM2		CM2

(a)	Investments held by American National Group Inc. in a segregated account to support liabilities reinsured under coinsurance with funds withheld reinsurance agreements.

(b)	Excludes $310 million and $194 million investments in variable interest entities not directly held by American National Group Inc.’s regulated insurance entities at June 30, 2025 and December 31, 2024, respectively.

(c)	Total commercial mortgage loans excludes the allowance for credit losses of $125 million and $146 million at June 30, 2025 and December 31, 2024, respectively.

11

Financial Strength and Credit Ratings (Dollars in millions)

Financial Strength Ratings

		Standard			June 30, 2025 Statutory Liability
	AM Best	& Poor's	Fitch	Line of Business	Balance
American Equity Life Insurance Company	A	A	A	Life & retirement	$59,024
American National Insurance Company	A	A	A	Life & retirement	31,667
Eagle Life Insurance Company	A	A	A	Life & retirement	4,066
American National Life Insurance Company of New York	A	A	A	Life & retirement	1,962
American Equity Life Insurance Company of New York	A	-	A	Life & retirement	77
American National Life Insurance Company of Texas	A	-	-	Life & retirement	12
Garden State Life Insurance Company	A u	-	-	Life & retirement	4
Freestone Re Ltd. (a)	-	A	-	Life & retirement	—
Farm Family Casualty Insurance Company	A	-	-	Property & casualty	1,218
American National Property and Casualty Company	A	-	-	Property & casualty	995
United Farm Family Insurance Company	A	-	-	Property & casualty	155
American National General Insurance Company	A	-	-	Property & casualty	56
American National Lloyds Insurance Company	A	-	-	Property & casualty	39
American National County Mutual Insurance Company	A	-	-	Property & casualty	9

Credit ratings
American National Group Inc.	-	BBB	BBB+

(a)	Freestone Re Ltd. has modified coinsurance agreements with subsidiaries of American National Group Inc. There were $49,893 million of statutory liabilities associated with these agreements at June 30, 2025.

12

Capitalization (Dollars in millions)

	Amount	% Total Capitalization	Facility Ratings (S&P / Fitch)	Rates	Issue Date	Maturity
Term Loan	$598	5%		SOFR + 1.25%	May 2024	May 2027
Senior Unsecured Bonds - 144A	497	4%	BBB / BBB	6.144%	June 2022	June 2032
Senior Unsecured Bonds - SEC Registered	487	4%	BBB / BBB	5.00%	June 2017	June 2027
Senior Unsecured Bonds - SEC Registered	595	5%	BBB / BBB	5.75%	October 2024	October 2029
Senior Unsecured Bonds - SEC Registered	692	5%	BBB / BBB	6.00%	June 2025	July 2035
Subordinated Debentures	84	1%		5.00%	October 1999	June 2047
Total Long Term Borrowings	2,953	24%

Perpetual Preferred Shares - Series B (a)	296	2%	BB+ / BB+	6.63%	June 2020	Perp rate reset
Perpetual Preferred Shares - Series D	292	2%	BB+ / BB+	7.38%	January 2025	Perpetual
Total Common Stockholders' Equity	9,629	78%
Total Equity	10,217	82%
Accumulated Other Comprehensive Income (AOCI)	664	5%
Non-Controlling Interests (NCI)	135	1%
Total Equity, Excluding AOCI and NCI (b)	9,418	76%
Total Capitalization, Excluding AOCI and NCI (b)	$12,371	100%

(a)	Rate will be reset to 6.30% plus 5 year Treasury Index effective September 1, 2025.

(b)	See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 21.

13

Annuity Investment Spread (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	QoQ	YoY	2025	2024	YTD
Non-GAAP net investment income (a)	$1,238	$1,238	$1,083	$1,021	$740	—%	67%	$2,476	$1,022	142%
Cost of funds	868	924	748	616	449	(6)%	93%	1,792	627	186%
Total net investment spread	$370	$314	$335	$405	$291	18%	27%	$684	$395	73%

Average invested assets	$83,173	$80,139	$74,356	$69,878	$70,233	4%	18%	$163,312	$97,224	68%

Twelve months ended June 30, 2025
Yield on net invested assets	6.0%
Aggregate cost of funds	4.1%
Total net investment spread	1.9%

(a)	See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 21. The net impact of the adjustments disclosed on page 21 were $78 million in Q2 2025, $37 million in Q1 2025, $149 million in Q4 2024, $3 million in Q3 2024, and $184 million in Q2 2024.

14

Reconciliation of Benefits and Expenses to Cost of Funds (Dollars in millions)

	Historical Data					Year-to-Date
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	2025	2024
US GAAP benefits and expenses	$1,994	$2,597	$2,896	$2,413	$2,157	$4,591	$3,684
Premiums	(752)	(889)	(2,482)	(888)	(1,005)	(1,641)	(2,149)
Product charges	(172)	(149)	(153)	(208)	(184)	(321)	(296)
Change in fair value of insurance-related derivatives and embedded derivatives	(131)	(199)	440	(344)	(21)	(330)	(2)
Change in fair value of MRB - capital market impacts	127	(268)	429	(123)	(115)	(141)	(134)
Policy and other operating expenses	(7)	(101)	(337)	(169)	(95)	(108)	(111)
Premiums, benefits and expenses on non-annuity segments	(191)	(67)	(45)	(65)	(288)	(258)	(365)
Total adjustments to arrive at cost of funds	(1,126)	(1,673)	(2,148)	(1,797)	(1,708)	(2,799)	(3,057)
Total annuity cost of funds (a)	$868	$924	$748	$616	$449	$1,792	$627

(a)	See definitions of Non-GAAP measures in the Non-GAAP Financial Disclosures section on page 21.

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Annuity Sales (Dollars in millions)

	Historical Data					Percentage Change		Year-to-Date		Percentage Change
	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	QoQ	YoY	2025	2024	YTD
Gross Annuity Sales
Retail
Fixed Index	$2,513	$1,835	$1,797	$2,027	$1,483	37%	69%	$4,348	$1,650	164%
Fixed Rate	1,029	1,043	916	1,799	1,522	(1)%	(32)%	2,072	2,217	(7)%
Variable (a)	80	46	16	17	14	74%	471%	126	30	320%
Total Retail Annuities	3,622	2,924	2,729	3,843	3,019	24%	20%	6,546	3,897	68%

Institutional
Pension Risk Transfer	262	382	1,918	289	273	(31)%	(4)%	644	944	(32)%
Funding Agreements	400	500	—	—	—	(20)%	100%	900	—	100%
Total Institutional Annuities	662	882	1,918	289	273	(25)%	142%	1,544	944	64%

Total Gross Annuity Sales (b)	4,284	3,806	4,647	4,132	3,292	13%	30%	8,090	4,841	67%
Ceded	(9)	(7)	(3)	(10)	(25)	(29)%	64%	(16)	(25)	36%
Total Net Annuity Sales	$4,275	$3,799	$4,644	$4,122	$3,267	13%	31%	$8,074	$4,816	68%

(a)	Variable sales represent additional premiums on previously issued policies.

(b)	American Equity gross annuity sales for the year ended December 31, 2024 were $8,425 million. American Equity gross annuity sales from the acquisition on May 2, 2024 to December 31, 2024 were $5,217 million which is included in the table above.

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Surrender Charge Exposure (Dollars in millions)

	Q2 2025		Q1 2025
	Account Value (a)	Average Surrender Charge	Account Value (a)	Average Surrender Charge
Years of surrender charge remaining (b)
No surrender charge remaining	$10,081	—%	$8,430	—%
Greater than 0 to less than 3	13,021	4%	13,665	4%
3 to less than 6	15,485	7%	15,822	7%
6 to less than 9	27,157	12%	24,225	12%
9 or greater	12,159	13%	12,123	13%
	$77,903	8%	$74,265	8%

(a)	Account value excludes claims in-course of settlement, the life line of business, and single premium immediate annuities.

(b)	The weighted average years remaining in the protected surrender charge period is approximately 6 years.

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Legal Notice

This document has been prepared solely for the information of investors. This document does not purport to provide complete and current information about American National Group Inc. (“ANGI”) or a complete description of ANGI and the risks of investing in ANGI (including risks described in offering documents previously provided to investors). Under no circumstances is this document or the information contained herein to be construed as a prospectus, offering memorandum or advertisement, and no part of this document or any information or statement contained herein shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. By reading or reviewing this document, you agree to be bound by the following limitations.

You should not rely on this document as the basis on which to make any investment decision. Neither this document nor any part of it may be reproduced or redistributed, passed on, or the contents otherwise divulged, directly or indirectly, to any other person (excluding the recipient’s professional advisers) or published in whole or in part for any purpose without the prior written consent of ANGI.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction.

The summary descriptions and other information included in this document are intended only for informational purposes and convenient reference. The information contained in this document is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations.

Past performance is not indicative of future results.

The statements contained in this document are made as of the date of the release of this report, unless another time is specified in relation to them, and access to this document at any given time shall not give rise to any implication that there has not been a change in the facts set forth in this document since that date. Certain information set forth in this document has been developed internally or obtained from sources believed by ANGI to be reliable; however, ANGI does not give any representation or warranty (express or implied) as to the accuracy, adequacy, timeliness or completeness of such information, and assumes no responsibility for independent verification of such information.

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Non-GAAP Financial Disclosures

In addition to our results presented in accordance with US GAAP, we present certain financial information that includes non-GAAP measures. Management believes the use of these non-GAAP measures together with the relevant US GAAP measures provides information that may enhance a user’s understanding of our results of operations and the underlying profitability drivers of our business. These measures should be considered supplementary to our results in accordance with US GAAP and should not be view as a substitute for the corresponding US GAAP measures.

Distributable Operating Earnings

Distributable operating earnings (“DOE”) is a non-GAAP measure used by management to assess operating results and the performance of the business. DOE is defined as net income after applicable taxes, excluding the impact of depreciation and amortization, deferred income taxes related to basis and other changes, and breakage and transaction costs, as well as certain investment and insurance reserve gains and losses, including gains and losses related to asset and liability matching strategies, non-operating adjustments related to changes in cash flow assumptions for future policy benefits and change in market risk benefits. DOE is inclusive of returns on equity invested in certain variable interest entities and our share of adjusted earnings from our investments in certain associates. DOE is a measure of operating performance that is not calculated in accordance with, and does not have any standardized meaning prescribed by GAAP. DOE is, therefore, unlikely to be comparable to similar measures presented by other issuers. We believe our presentation of DOE is useful to investors because it supplements investors’ understanding of our operating performance by providing information regarding our ongoing performance that excludes items we believe do not directly affect our core operations. Our presentation of DOE also provides investors enhanced comparability of our ongoing performance across years.

Total Equity, Excluding AOCI and NCI, Total Capitalization, Excluding AOCI and NCI, and Total Adjusted Common Stockholders’ Equity

Total equity, excluding AOCI and NCI and total capitalization, excluding AOCI and NCI are non-GAAP measures based on stockholders’ equity excluding the effect of AOCI and NCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. NCI is excluded in order to provide a view of equity and capitalization attributable to American National Group Inc.

Total adjusted common stockholder's equity is a non-GAAP financial measure based on common stockholders' equity excluding the impact of AOCI and the accumulated after tax impact of certain adjustments related to mark-to market gains and losses on derivatives and insurance contracts. These adjustments primarily include certain insurance reserve gains and losses, including gains and losses related to asset and liability matching strategies, non-operating adjustments related to changes in cash flow assumptions for future policy benefits, and changes in market risk benefits. We believe our presentation of this non-GAAP metric is useful to investors because it supplements investors' understanding of our operating performance by providing information regarding our ongoing performance that excludes items we believe do not directly affect our core operations. Our presentation of this non-GAAP metric provides investors enhanced comparability of our ongoing performance across years.

Non-GAAP Net Investment Income

Non-GAAP net investment income is comprised of GAAP net investment income adjusted to exclude net investment income on non-annuity segments, exclude depreciation on investment real estate, include mark to market gain/loss on alternative investments, include realized gain/loss on certain investments, and include the tax benefit of tax exempt investment income.

Annuity Cost of Funds

Annuity cost of funds is a non-GAAP measure which includes liability costs related to cost of crediting on fixed deferred and fixed indexed annuities as well as other liability costs. Cost of crediting on fixed deferred annuities is the interest credited to the policyholders on our fixed strategies. Cost of crediting on fixed indexed annuities is the cost of option purchased to fund the index credit and the impact of over or under hedging for the index credits. Other liability costs include DAC, DSI and VOBA amortization, certain market risk benefit fair value changes, and operating expenses net of premiums and product charge revenue. While we believe cost of funds is a meaningful financial metric and enhances our understanding of the underlying profitability drivers of our business, it should not be used as a substitute for total benefits and expenses presented under US GAAP.

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